                                                                    EXHIBIT 20.7

                                     UCFC
                               UCFC Loan Trust
                                Series 1996-B1

                       Statement To Certificateholders


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Distribution Date:      September 16, 1996
- --------------------------------------------------------------------------------
LOAN GROUP 1 PRINCIPAL BALANCE:                                   392,980,614.07
TOTAL PRINCIPAL:                                                    3,422,229.12
PREPAYMENTS:                                                        2,837,376.91
NET LIQUIDATION PROCEEDS:                                                   0.00
TOTAL INTEREST:                                                     3,842,952.55

LOAN GROUP 2 PRINCIPAL BALANCE:                                   246,089,244.14
TOTAL PRINCIPAL:                                                    1,771,044.87
PREPAYMENTS:                                                        1,576,916.86
NET LIQUIDATION PROCEEDS:                                                   0.00
TOTAL INTEREST:                                                     1,925,239.89


CLASS A-1 CARRY-FORWARD AMOUNT:                                             0.00
CLASS A-2 CARRY-FORWARD AMOUNT:                                             0.00
CLASS A-3 CARRY-FORWARD AMOUNT:                                             0.00
CLASS A-4 CARRY-FORWARD AMOUNT:                                             0.00
CLASS A-5 CARRY-FORWARD AMOUNT:                                             0.00
CLASS A-6 CARRY-FORWARD AMOUNT:                                             0.00
CLASS A-7 CARRY-FORWARD AMOUNT:                                             0.00
CLASS A-8 CARRY-FORWARD AMOUNT:                                             0.00


SUBSTITUTION AMOUNTS GROUP 1:                                               0.00
LOAN PURCHASE PRICES GROUP 1:                                               0.00

SUBSTITUTION AMOUNTS GROUP 2:                                               0.00
LOAN PURCHASE PRICES GROUP 2:                                               0.00

RESERVE ACCOUNT BALANCE:                                           36,257,802.13

INSURED PAYMENT GROUP 1:                                                    0.00
INSURED PAYMENT GROUP 2:                                                    0.00

SERVICING FEES DUE GROUP 1:                                           165,173.63
SERVICING FEES DUE GROUP 2:                                           103,275.12

GUARANTEE FEES DUE GROUP 1:                                           694,283.17
GUARANTEE FEES DUE GROUP 2:                                           136,071.72
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                                        COPYRIGHT 1996 Bankers Trust Company

                                     UCFC
                               UCFC Loan Trust
                                Series 1996-B1

                       Statement To Certificateholders


- ---------------------------------------------------------------------------------------------------------------------
Distribution Date:      September 16, 1996
- ---------------------------------------------------------------------------------------------------------------------
NET REALIZED LOSSES GROUP 1:                                                                                     0.00
NET REALIZED LOSSES GROUP 2:                                                                                     0.00

CUMULATIVE RESERVE ACCOUNT WITHDRAWALS:                                                                          0.00

SUBORDINATED AMOUNT:                                                                                    97,500,000.00
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- ---------------------------------------------------------------------------------------------------------------------
DELINQUENT AND                                                                                               LOANS
FORECLOSURE LOAN                                     30 TO 59           60 TO 89          90 AND OVER         IN
INFORMATION                                            DAYS               DAYS               DAYS         FORECLOSURE
- ---------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE - GROUP 1                       6,767,387.25       1,236,230.05       51,600.00                0.00
NUMBER OF LOANS                                           136                  33               1                   0
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PRINCIPAL BALANCE - GROUP 2                       1,758,252.52         537,431.03            0.00                0.00
NUMBER OF LOANS                                             20                  4               0                   0
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AGGREGATE PRINCIPAL  BALANCE                      8,525,639.77       1,773,661.08       51,600.00                0.00
AGGREGATE NUMBER OF LOANS                                 156                  37               1                   0
Note: Quantity and Principal Balance of Foreclosures are Included in the Delinquency Figures.
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LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 1:                                                                           13
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 1:                                              609,733.78

LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 2:                                                                            0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 2:                                                    0.00

REO LOANS - GROUP 1:                                                                                                0
PRINCIPAL BALANCE OF REO LOANS - GROUP 1:                                                                        0.00

REO LOANS - GROUP 2:                                                                                                0
PRINCIPAL BALANCE OF REO LOANS - GROUP 2:                                                                        0.00


CLASS A-1 LIBOR RATE                                                                                        5.547500%
CLASS A-8 LIBOR RATE                                                                                        5.767500%
LIBOR INTEREST CARRYOVER PAID                                                                                   65.37
LIBOR INTEREST CARRYOVER REMAINING                                                                              65.37

BOOK VALUE OF REO PROPERTY:                                                                                      0.00
REO PROCEEDS:                                                                                            1,366,683.22

REO PROPERTY MATTERS:                   (SEE ATTACHMENTS IF ANY)

OTHER FORECLOSURE INFORMATION:          (SEE ATTACHMENTS IF ANY)
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                                            COPYRIGHT 1996 Bankers Trust Company

                                     UCFC
                               UCFC Loan Trust
                                Series 1996-B1

                       Statement To Certificateholders

- --------------------------------------------------------------------------------
Distribution Date:      September 16, 1996
- --------------------------------------------------------------------------------
CLASS A-1 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-2 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-3 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-4 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-5 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-6 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-7 INTEREST SHORTFALL AMOUNT:                                       0.00
CLASS A-8 INTEREST SHORTFALL AMOUNT:                                       0.00


CLASS A-1 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-2 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-3 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-4 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-5 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-6 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-7 PRINCIPAL SHORTFALL AMOUNT:                                      0.00
CLASS A-8 PRINCIPAL SHORTFALL AMOUNT:                                      0.00


CLASS A-1 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-2 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-3 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-4 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-5 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-6 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-7 CARRY-FORWARD AMOUNT:                                            0.00
CLASS A-8 CARRY-FORWARD AMOUNT:                                            0.00
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                                            COPYRIGHT 1996 Bankers Trust Company